Exhibit 99.4

UNITED STATES BANKRUPTCY COURT

             DISTRICT OF Delaware

In Re. Legacy EJY, Inc. (f/k/a Enjoy Technology, Inc.)
	§	Case No. 22-10580
§
	§	Lead Case No. 22-10580
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report			Chapter 11

Reporting Period Ended: 09/30/2022	Petition Date: 06/30/2022

Months Pending: 3	Industry Classification:	5	4	1	9

Reporting Method: Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):	0

Debtor’s Full-Time Employees (as of date of order for relief):	0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒ Statement of cash receipts and disbursements

☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit

☒ Statement of operations (profit or loss statement)

☐ Accounts receivable aging

☐ Postpetition liabilities aging

☐ Statement of capital assets

☐ Schedule of payments to professionals

☐ Schedule of payments to insiders

☒ All bank statements and bank reconciliations for the reporting period

☒ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Brendan J. Schlauch	Richards, Layton & Finger, P.A.
Signature of Responsible Party	Printed Name of Responsible Party

10/21/2022
Date	One Rodney Square 920 North King Street Wilmington, DE 19801
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)

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Debtor’s Name Legacy EJY, Inc. (f/k/a Enjoy Technology, Inc.)	Case No. 22-10580

Part 1: Cash Receipts and Disbursements	Current Month	Cumulative
a. Cash balance beginning of month	$0

b. Total receipts (net of transfers between accounts)	$0	$0

c. Total disbursements (net of transfers between accounts)	$0	$0

d. Cash balance end of month (a+b-c)	$0

e. Disbursements made by third party for the benefit of the estate	$0	$0

f. Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)	Current Month
a. Accounts receivable (total net of allowance)	$0

b. Accounts receivable over 90 days outstanding (net of allowance)	$0

c. Inventory (Book ☒ Market ☐ Other ☐ (attach explanation))	$0

d. Total current assets	$0

e. Total assets	$173,711,480

f. Postpetition payables (excluding taxes)	$0

g. Postpetition payables past due (excluding taxes)	$0

h. Postpetition taxes payable	$0

i. Postpetition taxes past due	$0

j. Total postpetition debt (f+h)	$0

k. Prepetition secured debt	$0

l. Prepetition priority debt	$0

m. Prepetition unsecured debt	$156,604

n. Total liabilities (debt) (j+k+l+m)	$156,604

o. Ending equity/net worth (e-n)	$173,554,876

Part 3: Assets Sold or Transferred	Current Month	Cumulative
a. Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)	Current Month	Cumulative
a. Gross income/sales (net of returns and allowances)	$0

b. Cost of goods sold (inclusive of depreciation, if applicable)	$0

c. Gross profit (a-b)	$0

d. Selling expenses	$0

e. General and administrative expenses	$0

f. Other expenses	$0

g. Depreciation and/or amortization (not included in 4b)	$0

h. Interest	$0

i. Taxes (local, state, and federal)	$0

j. Reorganization items	$0

k. Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name Legacy EJY, Inc. (f/k/a Enjoy Technology, Inc.)	Case No. 22-10580

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative

a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total

Itemized Breakdown by Firm

		Firm Name	Role

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UST Form 11-MOR (12/01/2021)	3

Debtor’s Name Legacy EJY, Inc. (f/k/a Enjoy Technology, Inc.)	Case No. 22-10580

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UST Form 11-MOR (12/01/2021)	4

Debtor’s Name Legacy EJY, Inc. (f/k/a Enjoy Technology, Inc.)	Case No. 22-10580

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative

b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total

Itemized Breakdown by Firm

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UST Form 11-MOR (12/01/2021)	5

Debtor’s Name Legacy EJY, Inc. (f/k/a Enjoy Technology, Inc.)	Case No. 22-10580

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UST Form 11-MOR (12/01/2021)	6

Debtor’s Name Legacy EJY, Inc. (f/k/a Enjoy Technology, Inc.)	Case No. 22-10580

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UST Form 11-MOR (12/01/2021)	7

Debtor’s Name Legacy EJY, Inc. (f/k/a Enjoy Technology, Inc.)	Case No. 22-10580

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c.	All professional fees and expenses (debtor & committees)	$ 0	$ 0	$ 0	$ 0

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$0	$0

d. Postpetition employer payroll taxes paid	$0	$0

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$0	$0

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☐ No ☒

b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐ No ☒

c. Were any payments made to or on behalf of insiders?	Yes ☐ No ☒

d. Are you current on postpetition tax return filings?	Yes ☒ No ☐

e. Are you current on postpetition estimated tax payments?	Yes ☒ No ☐

f. Were all trust fund taxes remitted on a current basis?	Yes ☒ No ☐

g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☐ No ☒

h. Were all payments made to or on behalf of professionals approved by the court?	Yes ☐ No ☐ N/A ☒

i. Do you have: Worker’s compensation insurance?	Yes ☒ No ☐

If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)

Casualty/property insurance?	Yes ☒ No ☐

If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)

General liability insurance?	Yes ☒ No ☐

If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)

j. Has a plan of reorganization been filed with the court?	Yes ☐ No ☒

k. Has a disclosure statement been filed with the court?	Yes ☐ No ☒

l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930	Yes ☒ No ☐

1. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. §1930?	Yes ☐ No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name Legacy EJY, Inc. (f/k/a Enjoy Technology, Inc.)	Case No. 22-10580

Part 8: Individual Chapter 11 Debtors (Only)

a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒
m. If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Todd A. Zoha	Todd A. Zoha
Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	10/21/2022
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name Legacy EJY, Inc. (f/k/a Enjoy Technology, Inc.)	Case No. 22-10580

UST Form 11-MOR (12/01/2021)	10

Debtor’s Name Legacy EJY, Inc. (f/k/a Enjoy Technology, Inc.)	Case No. 22-10580

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name Legacy EJY, Inc. (f/k/a Enjoy Technology, Inc.)	Case No. 22-10580

UST Form 11-MOR (12/01/2021)	12

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: LEGACY EJY, INC. (F/K/A ENJOY TECHNOLOGY, INC.), et al. Debtors.	) ) ) ) ) ) ) ) )	Chapter 11 Case No. 22-10580 (JKS) (Jointly Administered)

GLOBAL NOTES AND STATEMENT OF LIMITATIONS,

METHODOLOGY AND DISCLAIMERS REGARDING

SEPTEMBER 30, 2022 MONTHLY OPERATING REPORT1

The debtors and debtors in possession (the “Debtors”) in the above-captioned jointly administered chapter 11 cases (the “Chapter 11 Cases”) have prepared and filed the attached September 30, 2022 Monthly Operating Report (the “MOR”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Debtors have prepared the MOR with the assistance of their advisors and professionals solely for the purpose of complying with the reporting requirements applicable in the Chapter 11 Cases and is in a format consistent with the instructions provided by the Office of the United States Trustee for the District of Delaware. The financial information contained herein is unaudited, limited in scope, and is not prepared in accordance with accounting principles generally accepted in the United States of America nor in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder.

In preparing the MOR, the Debtors relied on financial data available from the limited books and records available to them at the time of such preparation, as well certain filings from the docket in the chapter 11 cases. Although the Debtors made commercially reasonable efforts to ensure the accuracy and completeness of the MOR, inadvertent errors or omissions may exist.2 For the avoidance of doubt, the Debtors hereby reserve their rights to amend and supplement the MOR as may be necessary or appropriate.

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number include: Legacy EJY, Inc. (6891); Legacy EJY Operating Corp. (4543); Legacy EJY Subsidiary LLC (0230). The location of the Debtors’ service address in these chapter 11 cases is 1209 Orange Street, Wilmington, DE 19801.

[2]	The Debtors, and their agents, advisors, attorneys, and other professionals, as applicable, do not guarantee or warrant the accuracy or completeness of the data that is provided in the MOR.

Each signatory to the MOR has necessarily relied upon the efforts, statements, advice, and representations of personnel of the Debtors and their advisors and professionals. Each signatory has not (and could not have) personally verified the accuracy of each such statement, representation, and answer contained in the MOR.

Part 1: Cash Receipts and Disbursements. The MOR presents the Debtors’ receipts and disbursements for the period from September 1, 2022 through September 30, 2022.

Disbursements reported for the period include $180,510.48 paid to Stretto, the Debtors’ claims and notice agent.

This payment is also included on the Attached Statement of Cash Receipts and Disbursement under the line item for Other Operating Disbursements.

Part 2: Asset and Liability Status. The amounts identified in Part 2 of the MOR are derived from the Debtors’ unaudited and estimated Balance Sheets as of September 30, 2022 and the Debtors’ Schedules of Assets and Liabilities filed on July 28. 2022. Please refer to the notes above for information about presentation and limitations that may exist in the MOR.

Part 3: Assets Sold or Transferred.

On August 12, 2022, the Court entered the Order (I) Authorizing the Sale of Certain Assets of the Debtors to Asurion, LLC Free and Clear of All Liens, Claims, Interests and Encumbrances, (II) Authorizing the Assumption and Assignment of Certain Executory Contracts and Unexpired Leases in Connection Therewith, and (III) Granting Related Relief [Docket No. 325] (the “Sale Order”), which approved the sale of substantially all of the Debtors’ assets to Asurion, LLC (“Asurion”) pursuant to an asset sale purchase agreement dated July 25, 2022 (as amended from time to time, the “APA”).

The sale transaction with Asurion closed on August 31, 2022 for a gross purchase price of $110.0 million, and contemporaneously therewith, the Debtors repaid the outstanding debtor-in-possession financing in full with the proceeds from the sale in accordance with the order approving debtor-in-possession financing [Docket No. 200] and the Sale Order. See Docket No. 401. In accordance with the terms of the APA, $23.8 million of customer holdback liabilities and $2.4 million of other APA-related disbursements were not released to the Debtors. The net cash receipts of $24.5 million from the sale transaction were deposited into the Debtors’ operating account ending in 1079.3

All cash receipts and disbursements related to the sale were included in Part 1: Cash Receipts and Disbursements; Part 3: Assets Sold or Transferred; and the Statement of Cash Receipts and Disbursements in the Debtors August 31, 2022 Monthly Operating Report and as required herein.

Part 4: Income Statement (Statement of Operations). This MOR presents the Debtors’ best estimates of their Statements of Operations for the period from September 1, 2022 through September 30, 2022. Please refer to the notes above for information about presentation and limitations that may exist in the MOR.

[3]

Please refer to the notes above for information about presentation and limitations that may exist in the MOR as purchase accounting entries and adjustments associated with the sale transaction have not been finalized at the time of this report.

Part 5: Professional Fees and Expenses. In addition to the professional firms individually listed in response to Sections A and B, the Debtors have included approved payments made during the September 2022 reporting period to (i.) Fox Rothschild LLP as Counsel to the Official Committee of Unsecured Creditors in the amount of $100,203.63 and (ii.) FTI Consulting, Inc. as Financial Advisor to the Official Committee of Unsecured Creditors in the amount of $127,859.51 under Section 3.

Part 6: Postpetition Taxes The Debtors collect, withhold, and incur sales, use, withholding, income, and property taxes, as well as other business and regulatory fees and assessments (collectively, the “Taxes and Fees”). The Debtors remit the Taxes and Fees to various federal, state, and local governments (collectively, the “Authorities”). The Debtors pay the Taxes and Fees to the Authorities on a periodic basis, remitting them monthly, semi-monthly, quarterly, semi-annually, or annually depending on the nature and incurrence of a particular Tax or Fee. On July 20, 2022, the Court entered an order [Docket No. 160] authorizing, but not directing, the Debtors to, among other things, pay Taxes and Fees that arise or accrue in the ordinary course of business on a postpetition basis consistent with prepetition practices. Debtors believe that they are current with respect to any outstanding, post-petition amounts due.

In re: Legacy EJY, Inc. (f/k/a Enjoy Technology, Inc.), et al.	Lead Case No:	22-10580
Statement of Cash Receipts and Disbursements - (Unaudited)	Reporting Period:	September 1 - 30, 2022

USD Actuals
Reporting Period	Legacy EJY Subsidiary LLC (f/k/a Enjoy Technology LLC) 9/1/2022 to 9/30/2022	Legacy EJY, Inc. (f/k/a Enjoy Technology, Inc.) 9/1/2022 to 9/30/2022	Legacy EJY Operating Corp. (f/k/a Enjoy Technology Operating Corp.) 9/1/2022 to 9/30/2022
Receipts
Customer Receipts	593,902	0	0

Total Receipts	$593,902	$0	$0
Operating Disbursements
Payroll	(3,441,425)	0	0
Rent	0	0	0
Vehicle	0	0	0
Taxes	0	0	0
Other Disbursements	(1,495,579)	0	0
Non-BAU: D&O Insurance	0	0	0

Total Operating Disbursements	($4,937,003)	$0	$0
Non-Operating Activity
Sales Proceeds	0	0	0
Net Debt Cash Flows	0	0	0
APA Sales Transaction Costs	0	0	0
Contract and Real Property Cure Costs	0	0	0
Restructuring Professionals	(1,348,788)	0	0
Canada I/C Funding	0	0	0
UK I/C Funding	0	0	0

Total Disbursements & Non-Op Activity	($6,285,791)	$0	$0

Net Cash Flow	($5,691,889)	$0	$0

In re: Legacy EJY, Inc. (f/k/a Enjoy Technology, Inc.), et al.	Lead Case No:	22-10580
Pro-Forma Balance Sheet as of September 30, 2022 - (Unaudited)	Reporting Period:	September 1 - 30, 2022

USD Actual
	Legacy EJY Subsidiary LLC (f/k/a Enjoy Technology LLC)	Legacy EJY, Inc. (f/k/a Enjoy Technology, Inc.)	Legacy EJY Operating Corp. (f/k/a Enjoy Technology Operating Corp.)
ASSETS
CURRENT ASSETS
111000-CASH AND CASH EQUIVALENTS	44,096,496	0	0

111100-OPERATING CHECKING - US	4,889	0	0
111200-OPERATING CHECKING	39,715,509	0	0
111800-Investments	0	0	0
111900-RESTRICTED CASH	4,376,098	0	0

112000-RECEIVABLES	210,476	0	0

112100-ACCOUNTS RECEIVABLE	210,476	0	0

114000-PREPAID, DEFERRED, AND OTHER ASSETS	6,789,828	173,711,480	0

114100-PREPAID EXPENSES	5,893,766	0	0
114200-OTHER ASSETS	864,632	0	0
114300-ACCRUED REVENUE	31,295	0	0
114600-INVESTMENT AND OTHER ASSETS	135	173,711,480	0
114700-INTERCOMPANY RECEIVABLES	0	0	0

TOTAL CURRENT ASSETS	51,096,799	173,711,480	0

NON-CURRENT ASSETS
125000-PROPERTY, PLANT AND EQUIPMENT	10,051,455	0	0

125100-FIXED ASSETS - GROSS	15,853,193	0	0
125200-ACCUMULATED DEPRECIATION	(6,822,921)	0	0
125300-CAPITALIZED SOFTWARE	1,021,184	0	0

126000-INTANGIBLE ASSETS EXCLUDING GOODWILL	800,000	0	0

126100-INTANGIBLE ASSETS	800,000	0	0

127000-OTHER ASSETS LONG TERM	3,555,551	0	0

TOTAL NON-CURRENT ASSETS	14,407,007	0	0

TOTAL ASSETS	65,503,806	173,711,480	0

In re: Legacy EJY, Inc. (f/k/a Enjoy Technology, Inc.), et al.	Lead Case No:	22-10580
Pro-Forma Balance Sheet as of September 30, 2022 - (Unaudited)	Reporting Period:	September 1 - 30, 2022

USD Actual
	Legacy EJY Subsidiary LLC (f/k/a Enjoy Technology LLC))	Legacy EJY, Inc. (f/k/a Enjoy Technology, Inc.)	Legacy EJY Operating Corp. (f/k/a Enjoy Technology Operating Corp.)
LIABILITIES
CURRENT LIABILITIES
211100-ACCOUNTS PAYABLE	7,361,644	0	0
211200-ACCRUED LIABILITIES	5,527,535	0	0
211300-EMPLOYEE-RELATED LIABILITIES	1,840,688	0	0
211310-Accrued Compensation	29,155	0	0
211311-FSA and HSA Contributions	65,128	0	0
211312-401K Contributions	44,985	0	0
211313-Payroll Taxes Clearing	1,223,038	0	0
211314-Payroll Net Pay Clearing	479,097	0	0
211315-Equity Tax Clearing	(716)	0	0
211380-Accrued Vacation	0	0	0
211400-TAXES PAYABLE	(38,519)	0	0
212000-DEBT AND CAPITAL LEASE OBLIGATIONS	0	0	0
213000-DEFERRED REVENUE AND CREDITS	699,395	0	0
215000-LIABILITIES AND OTHER DEBT	15,342,008	0	0
216000-RELATED PARTY LIABILITIES	0	0	0

TOTAL CURRENT LIABILITIES	30,732,751	0	0

NON-CURRENT LIABILITIES
220000-OTHER LIABILITIES (LONG-TERM PORTION)	33,033,453	156,604	0

TOTAL NON-CURRENT LIABILITIES	33,033,453	156,604	0

TOTAL LIABILITIES	63,766,204	156,604	0

SHAREHOLDERS’ EQUITY
310000-PAID-IN CAPITAL	770,996,279	150,220,855	0
320000-RETAINED EARNINGS	(669,165,070)	16,913,250	0
NET INCOME	(100,093,609)	6,420,771	0

TOTAL SHAREHOLDERS’ EQUITY	1,737,602	173,554,876	0

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	65,503,806	173,711,480	0

Note: Balance sheet above reflects pro-forma estimates (unaudited) of balance sheet accounts as of September 30, 2022.

In re: Legacy EJY, Inc. (f/k/a Enjoy Technology, Inc.), et al.	Lead Case No:	22-10580
Pro-Forma Income Statement for September 30, 2022 - (Unaudited)	Reporting Period:	September 1 - 30, 2022

USD Actual

	Legacy EJY Subsidiary LLC (f/k/a Enjoy Technology LLC)	Legacy EJY, Inc. (f/k/a Enjoy Technology, Inc.)	Legacy EJY Operating Corp. (f/k/a Enjoy Technology Operating Corp.)
400000-REVENUE	5,439	0	0

420000-SERVICE SALES	5,439	0	0
421101-AT&T Service Revenue	5,439	0	0
421105-Apple Revenue Generated in AT&T Visits	0	0	0
421110-EE Base Fee Revenue	0	0	0
421111-BT Solution Revenue	0	0	0
421113-EE Solution Revenue	0	0	0
421114-BT Base Fee Revenue	0	0	0
421120-Rogers Service Revenue	0	0	0
421140-Apple Revenue	0	0	0
421910-Service Revenue Allowances & Discounts	0	0	0
421935-AT&T Chargeback Estimates	0	0	0
421936-AT&T Chargeback True Up	0	0	0
421945-Rogers Chargeback True Up	0	0	0
421950-Apple Rebate	0	0	0

500000-COST OF GOODS SOLD	0	0	0

510000-PRODUCT COST OF SALES	0	0	0
511100-PRODUCT COSTS OF SALES	0	0	0
511151-Gross Theft	0	0	0
511152-Gross Shrink, Damage	0	0	0

G59999-REVENUE	5,439	0	0

600000-OPERATING EXPENSE	6,757,049	0	0

610000-COMPENSATION	3,669,753	0	0
611000-SALARIES, WAGES, AND BENEFITS	1,721,241	0	0
611100-SALARIES	1,665,547	0	0
611110-Salaries and Wages	1,140,205	0	0
611115-Overtime and Doubletime	(3,190)	0	0
611120-Bonus Sign-on	19,000	0	0
611121-Bonus Performance	(153,255)	0	0
611122-Bonus Other	660,786	0	0
611190-Payroll Cell Phone Reimbursement	2,001	0	0
611200-PAYROLL TAXES	55,693	0	0
611210-Employer Payroll Taxes	55,693	0	0
611300-OTHER TIME OFF	0	0	0
611310-PTO Expense	0	0	0
612000-OTHER BENEFITS AND COMPENSATION	1,948,512	0	0
612100-HEALTH INSURANCE AND OTHER BENEFITS	1,948,512	0	0
612110-Health Insurance	133,678	0	0
612111-Stock based compensation	1,677,331	0	0
612200-Workers Comp	106,823	0	0
612600-Payroll Processing Fees	30,681	0	0
620000-FIELD COSTS	(101,893)	0	0
621000-FIELD RELATED TRANSPORTATION	(102,948)	0	0
621100-FLEET VEHICLES AND TRANSPORTATION	(102,948)	0	0
621110-ROU Fleet Vehicles -Lease Cost	0	0	0
621115-Fleet Vehicles -Insurance	125,258	0	0
621117-ROU Fleet Vehicle-Variable Lease Cost	(11,482)	0	0
621120-Fleet Vehicles -Bridge Rentals	(376,080)	0	0
621125-Fleet Vehicles -Repairs & Maintenance	55,214	0	0
621130-Fleet Vehicles -Fuel	44,518	0	0
621135-Fleet Vehicles -Accessories	25,589	0	0
621160-Tolls, Registration, Tag, Misc	29,257	0	0
621165-Vehicle Citations	4,778	0	0
621170-Mass transit /Ride Share	0	0	0
622000-FIELD COLLATERAL COSTS	(2,311)	0	0
622100-FIELD COLLATERAL COSTS	(2,311)	0	0
622110-Expert Phone Data	0	0	0
622130-Expert Apparel	(2,311)	0	0
622160-Background Checks	0	0	0
623000-OTHER FIELD COSTS	3,367	0	0
623100-OTHER FIELD COSTS	3,367	0	0
623110-Fulfillment Freight/Shipping	3,367	0	0

In re: Legacy EJY, Inc. (f/k/a Enjoy Technology, Inc.), et al.	Lead Case No:	22-10580
Pro-Forma Income Statement for September 30, 2022 - (Unaudited)	Reporting Period:	September 1 - 30, 2022

USD Actual

	Legacy EJY Subsidiary LLC (f/k/a Enjoy Technology LLC)	Legacy EJY, Inc. (f/k/a Enjoy Technology, Inc.)	Legacy EJY Operating Corp. (f/k/a Enjoy Technology Operating Corp.)
630000-FACILITIES AND IT	770,762	0	0
631000-FACILITIES	433,611	0	0
631110-ROU Rent Expense-Real Estate Leases	237,153	0	0
631111-ROU Rent Expense-Non Real Estate Leases	360	0	0
631112-ROU Rent Expense-Short Term Leases	0	0	0
631113-ROU-Variable Lease Costs	0	0	0
631120-CAM and Related	34,486	0	0
631130-Utilities and related	75,555	0	0
631135-Repairs and Maintenance	23,033	0	0
631140-ROU Property taxes & Lease Related	54,877	0	0
631145-Non ROU Property taxes Non-Lease related	7,587	0	0
631150-Office supplies	0	0	0
631160-Telecom	390	0	0
631170-Kitchen Supplies and Rental	0	0	0
631175-Security and Monitoring	169	0	0
635000-IT HARDWARE AND SOFTWARE	337,151	0	0
635100-Data Center Cost	57,042	0	0
635120-Computer and Related Supplies	1,669	0	0
635200-Company Software and Subscription	278,440	0	0
640000-TRAVEL AND ENTERTAINMENT	4,701	0	0
641110-Airfare	128	0	0
641115-Lodging	2,054	0	0
641120-Travel Agency Fees	0	0	0
641125-Auto Mileage Reimbursement	0	0	0
641130-Auto rental and fuel	0	0	0
641135-Meals and Per Diem	196	0	0
641145-Meals and Entertainment	488	0	0
641155-Transportation	1,835	0	0
641160-Other Travel and Entertainment	0	0	0
650000-GENERAL AND ADMINISTRATIVE SERVICES	2,327,399	0	0
651000-OUTSIDE PROFESSIONAL SERVICES	1,780,504	0	0
651110-Accounting and audit fees	302,444	0	0
651120-Legal Fees	1,772,563	0	0
651130-Other professional fees	(582,628)	0	0
651140-BOD Expense	288,125	0	0
652000-RECRUITING EXPENSE	0	0	0
652110-Recruiting Agency fees	0	0	0
655000-DUES, INSURANCE, POSTAGE	541,735	0	0
655100-Corporate Insurance	535,500	0	0
655150-Bank Fee	4,225	0	0
655200-Dues and Subscriptions	0	0	0
655210-Postage and Shipping	0	0	0
655300-Penalties and Fines	2,010	0	0
659000-OTHER TAXES	5,160	0	0
659110-Licenses and permits	0	0	0
659115-State franchise tax	5,160	0	0
659120-Business tax	0	0	0
659125-Sales and use tax	0	0	0
660000-MARKETING AND CREATIVES	0	0	0
661120-Marketing Materials	0	0	0
665000-STAFF AUGMENTATION	86,328	0	0
665100-3RD PARTY LABOR	86,328	0	0
665110-Temp Labor (agency)	86,328	0	0
665120-1099 Worker	0	0	0
665130-Strategic Outsourcing	0	0	0
680000-DEPRECIATION AND AMORTIZATION	0	0	0
681000-DEPRECIATION	0	0	0
681110-Leasehold Improvements	0	0	0
681120-Furniture and Fixtures	0	0	0
681130-Computer Equipment	0	0	0
681150-Electronic Office Equipment	0	0	0
681170-Vehicle Equipment	0	0	0
681180-Depr Internally developed Software	0	0	0
682000-AMORTIZATION	0	0	0
682100-Intangible Amortization	0	0	0

In re: Legacy EJY, Inc. (f/k/a Enjoy Technology, Inc.), et al.	Lead Case No:	22-10580
Pro-Forma Income Statement for September 30, 2022 - (Unaudited)	Reporting Period:	September 1 - 30, 2022

USD Actual

	Legacy EJY Subsidiary LLC (f/k/a Enjoy Technology LLC)	Legacy EJY, Inc. (f/k/a Enjoy Technology, Inc.)	Legacy EJY Operating Corp. (f/k/a Enjoy Technology Operating Corp.)
700000-OTHER INCOME/(EXPENSE)	(55,859,297)	0	0
711110-Foreign Currency Gain/Loss	(1,331)	0	0
711111-Other Income	0	0	0
711115-Interest Income	(164)
711170-Proceeds of Sale Gain	(55,857,802)
750000-INTEREST EXPENSE	84,218
751110-Interest Expense – Cash	84,218

G79999-TOTAL OPERATING EXPENSE	(49,018,030)

G29999-NET INCOME	49,023,469

Note: Income Statement above reflects pro-forma estimates (unaudited) for the month of September 2022

In re: Legacy EJY, Inc. (f/k/a Enjoy Technology, Inc.), et al.	Lead Case No:	22-10580
All bank statements and bank reconciliations for the reporting period	Reporting Period:	September 1 - 30, 2022

The Debtors hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements, bank reconciliations and journal entries.

The Debtors’ standard practice is to ensure that bank reconciliations are completed before closing the books each reporting period. I attest that each of the Debtors’ bank accounts has been reconciled in accordance with their standard practices.

/s/ Todd A. Zoha	10/21/2022
Signature of Authorized Individual	Date

Todd A. Zoha	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

In re: Legacy EJY, Inc. (f/k/a Enjoy Technology, Inc.), et al.	Lead Case No:	22-10580
Description of the assets sold and the terms of the sale or transfer	Reporting Period:	September 1 - 30, 2022

On August 12, 2022, the Court entered the Order (I) Authorizing the Sale of Certain Assets of the Debtors to Asurion, LLC Free and Clear of All Liens, Claims, Interests and Encumbrances, (II) Authorizing the Assumption and Assignment of Certain Executory Contracts and Unexpired Leases in Connection Therewith, and (III) Granting Related Relief [Docket No. 325] (the “Sale Order”), which approved the sale of substantially all of the Debtors’ assets to Asurion, LLC (“Asurion”) pursuant to an asset sale purchase agreement dated July 25, 2022 (as amended from time to time, the “APA”).

The sale transaction with Asurion closed on August 31, 2022 for a gross purchase price of $110.0 million, and contemporaneously therewith, the Debtors repaid the outstanding debtor-in-possession financing in full with the proceeds from the sale in accordance with the order approving debtor-in-possession financing [Docket No. 200] and the Sale Order. See Docket No. 401. In accordance with the terms of the APA, $23.8 million of customer holdback liabilities and $2.4 million of other APA-related disbursements were not released to the Debtors. The net cash receipts of $24.5 million from the sale transaction were deposited into the Debtors’ operating account ending in 1079.

All cash receipts and disbursements related to the sale are included in Part 1: Cash Receipts and Disbursements; Part 3: Assets Sold or Transferred; and the Statement of Cash Receipts and Disbursements included herein in the Debtors September 30, 2022 Monthly Operating Report.

/s/ Todd A. Zoha	10/21/2022
Signature of Authorized Individual	Date

Todd A. Zoha	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual